UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2023

EXELA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36788	47-1347291
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 East Grauwyler Road Irving, Texas	75061
(Address of principal executive offices)	(Zip Code)

(844) 935-2832
(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.0001 per share	XELA	The Nasdaq Stock Market LLC
6.00% Series B Cumulative Convertible Perpetual Preferred Stock, par value $0.0001 per share	XELAP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On June 30, 2023, Exela Technologies, Inc. (“Exela” or the “Company”) issued a press release announcing the elimination of the early tender time and the initial settlement date with respect to their previously announced offer to exchange (the “Exchange Offer”) new 11.500% First-Priority Senior Secured Notes due 2026 (the “New Notes”) of Exela Intermediate LLC (the “Issuer”), a wholly-owned subsidiary of Exela, and Exela Finance Inc., a wholly-owned subsidiary of Exela (the “Co-Issuer” and, together with the Issuer, the “Issuers”), for the Issuers’ outstanding 11.500% First-Priority Senior Secured Notes due 2026 (the “Old Notes”) and a solicitation of consents to proposed amendments with respect to the Old Notes (the “Consent Solicitation”). In addition, the deadline to validly withdraw tenders of the Old Notes was also extended to 11:59 p.m., New York City time, on July 7, 2023.

As a result, all holders who validly tender and do not validly withdraw Old Notes at or prior to 11:59 p.m., New York City time, on July 7, 2023 will be eligible to receive $800 principal amount of New Notes per $1,000 principal amount of Old Notes.

The terms and conditions of the Exchange Offer and the Consent Solicitation are set forth in the Issuers’ confidential offering memorandum and consent solicitation statement, dated June 8, 2023, as supplemented on June 16, 2023 and June 30, 2023. A copy of the press release announcing the elimination of the early tender time and the initial settlement date and the extension of the withdrawal deadline with respect to the Exchange Offer and the Consent Solicitation is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated June 30, 2023.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EXELA TECHNOLOGIES, INC.

By:	/s/ Erik L. Mengwall
Name: Erik Mengwall
Title: Secretary

Date: June 30, 2023

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